                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
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                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           BLUE RIVER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              2007 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                       AND
                                 PROXY STATEMENT

                    [BLUE RIVER BANCSHARES INCORPORATED LOGO]

[BLUE RIVER BANCSHARES INCORPORATED LOGO]


                                                                  April 30, 2007

Dear Shareholder,

     On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on May 31, 2007. At the meeting, we will review our performance for fiscal year 2006.

     A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 2006 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

     I look forward to seeing you on May 31, 2007.

                                         Sincerely,

                                         /s/ Russell Breeden, III
                                         --------------------------------------
                                         Russell Breeden, III
                                         Chairman and Chief Executive Officer

[BLUE RIVER BANCSHARES INCORPORATED LOGO]


                               NOTICE OF THE 2007
                         ANNUAL MEETING OF SHAREHOLDERS

                                                                 April 30, 2007

        The annual meeting of shareholders of Blue River Bancshares, Inc. will be held on May 31, 2007, at 10:00 a.m., at Indiana Wesleyan University, 2325 Intelliplex Drive, Shelbyville, Indiana, to consider and take action on the following matters:

     1. Election of two (2) directors to serve a three year term expiring in 2010,

     2. Ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for fiscal year 2007, and

     3. Transaction of any other business that is properly raised at the meeting.

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.

Shelbyville, Indiana                             /s/ Randy J. Collier
                                                 ------------------------------
                                                 Randy J. Collier
                                                 Secretary

                                TABLE OF CONTENTS

ANNUAL MEETING INFORMATION.............................................................................................1

   Why did I receive this proxy statement?.............................................................................1
   Who will solicit the proxies and who is paying for them?............................................................1
   What will occur at the annual meeting?..............................................................................1
   How many votes are necessary to elect the nominees for director?....................................................2
   What if a nominee is unwilling or unable to stand for election?.....................................................2
   How many votes are necessary to approve the other matters?..........................................................2
   If my shares are held in "street name" by my broker, will my broker vote my shares for me?..........................3
   Who will count the votes?...........................................................................................3
   How do I vote if I'm not planning to attend the annual meeting?.....................................................3
   What if I want to change my vote?...................................................................................3
   How do I raise an issue for discussion at the annual meeting?.......................................................3
   Where can I find the voting results of the meeting?.................................................................3
PROPOSAL ONE - ELECTION OF DIRECTORS...................................................................................4

PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................6

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION................................................................6

   DIRECTORS OF THE COMPANY............................................................................................6
     Who is on our Board of Directors?.................................................................................6
COMMITTEE MEMBERSHIP AND MEETINGS HELD.................................................................................8

     Executive Committee...............................................................................................8
     Independent Directors Committee...................................................................................8
     Audit Committee...................................................................................................9
     Compensation Committee............................................................................................9
     Nominating and Corporate Governance Committee.....................................................................9
     Investment Committee.............................................................................................10
     Directors attendance at the Annual Meeting of Shareholders.......................................................10
     Code of Conduct and Ethics.......................................................................................10
     Availability of Committee Charters and Corporate Governance Documents............................................10
     Shareholder communication with the Board of Directors............................................................11
     How much were our Directors paid in 2006?........................................................................11
   EXECUTIVE OFFICERS OF THE COMPANY..................................................................................13
     Who are our Executive Officers?..................................................................................13
     How are our Executive Officers paid?.............................................................................13
     Outstanding Equity Awards at Fiscal Year-End.....................................................................15
   REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS.....................................................17
     Who determines how much the Executive Officers are paid?.........................................................17
     What are our goals, policies, and objectives?....................................................................17
   REPORT OF THE AUDIT COMMITTEE......................................................................................18
     Why are we receiving this report?................................................................................18
     Who are the members of the Audit Committee?......................................................................18
     Has the Audit Committee reviewed the Company financial statements?...............................................18
   FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2006 AND 2005...............................19
   SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS...................................................19
     How much stock do our Executive Officers and Directors own?......................................................19
   RELATED PARTY TRANSACTIONS.........................................................................................21

                           BLUE RIVER BANCSHARES, INC.
                            29 East Washington Street
                           Shelbyville, Indiana 46176

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of Blue River Bancshares, Inc. to be held on May 31, 2007, beginning at 10:00 a.m. Eastern Standard Time, at Indiana Wesleyan University, 2325 Intelliplex Drive, Shelbyville, Indiana, and at any postponements or adjournments thereof. This proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about April 30, 2007.

     As of the close of business on April 16, 2007, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 3,507,150 shares of common stock issued and outstanding.


WHY DID I RECEIVE THIS PROXY STATEMENT?

     On or about April 30, 2007, we began mailing this proxy statement and the form of proxy to everyone who was a shareholder as of April 16, 2007. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

     More importantly, this proxy statement

     - includes detailed information about the matters that will be discussed and voted on at the meeting, and

     - provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.


WHO WILL SOLICIT THE PROXIES AND WHO IS PAYING FOR THEM?

     The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.


WHAT WILL OCCUR AT THE ANNUAL MEETING?

     First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder

     - is present in person, or

     - is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

     If there are enough shareholders present at the meeting, then we will vote on

     - election of two (2) directors to serve a three year term expiring in 2010,

     - ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for fiscal year 2007, and

     - transaction of any other business that is properly raised at the meeting.

     On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted on any matter.

     Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

     After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

     The members of the Board of Directors recommend that you vote FOR each of the proposals.


HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

     The director nominees will be elected by a plurality of the votes cast at the annual meeting. A plurality is generally defined as the excess of the votes cast in favor of a director nominee over those cast in favor of any other nominee, but not less than a majority of the votes cast.


WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

     Each of the persons nominated for election has agreed to stand for election. However, if unexpected events arise which cause one or more of them to be unable to stand for election, then either

     - the Board of Directors can vote at the meeting to reduce the size of the Board of Directors, or

     - the Board of Directors may, during the meeting, nominate another person for director.

     It is important for you to understand that if our Board of Directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

     Your vote is completely confidential.


HOW MANY VOTES ARE NECESSARY TO APPROVE THE OTHER MATTERS?

     The holders of a majority of the shares having voting power present at the meeting (in person or by proxy) must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast. Broker non-votes will not affect the outcome of a vote on a particular matter.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.


WHO WILL COUNT THE VOTES?

     Tellers appointed at the annual meeting will count the votes cast by proxy or in person.


HOW DO I VOTE IF I'M NOT PLANNING TO ATTEND THE ANNUAL MEETING?

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

     - FOR election of two (2) directors to serve a three year term expiring in 2010, and

     - FOR ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for fiscal year 2007.


WHAT IF I WANT TO REVOKE MY PROXY OR CHANGE MY VOTE?

     You can revoke your proxy or change your vote on a proposal any time before the meeting for any reason. To revoke your proxy before the meeting,

     - write to our Secretary at 29 East Washington Street, Shelbyville, Indiana 46176,

     - submit another properly signed proxy with a more recent date, or

     - vote in person at the meeting.


HOW DO I RAISE AN ISSUE FOR DISCUSSION AT THE ANNUAL MEETING?

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission and the advance notice of provisions in our Articles of Incorporation. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than January 1, 2008. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the annual meeting in 2008 by 120 days prior to the meeting and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary.

     If a shareholder raises a matter at the meeting that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.


WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce the voting results at the meeting and in our quarterly report on Form 10-QSB for the second quarter of 2007.

                      PROPOSAL ONE - ELECTION OF DIRECTORS


     Two (2) directors will be elected at the annual meeting. Directors will serve a three-year term until the 2010 annual meeting or until their earlier resignation or removal.

     This year's nominees for election to the Board of Directors are as follows:

                               ------------------

                                John Robert Owens

                                     Age 53

                               ------------------

     JOHN ROBERT OWENS. Mr. Owens is area President and CEO of RPS/Equity Group, a wholly-owned subsidiary of Risk Placement Services, Inc., a division of Arthur
J. Gallagher & Co. Risk Placement Services purchased Equity Underwriting Group in 2001. Mr. Owens had served as President and CEO of Equity Underwriting Group, Inc., Commonwealth Premium Finance Corporation and 21st Century Claims Services. Mr. Owens was President and Co-Owner of Equity Insurance Managers, Inc. from 1990 to 1998; founder of Commonwealth Premium Finance Corporation in 1991; and founder of 21st Century Claims Services, Inc. in 1996. Mr. Owens has been a director of the Company since 2004 and a director of Paramount Bank since 1998.

     In 1979, Mr. Owens co-organized Owens and Company, CPAs which specialized in accounting and computer software applications for the horse industry and then merged Owens & Company with Alexander Grant & Company, a national CPA firm based in Chicago Illinois. In 1985, Alexander Grant & Co. was acquired by KPMG Peat Marwick. Mr. Owens remained with the firm until 1990 where he had client responsibility in both tax and information systems consulting.

     Mr. Owens is a 1976 graduate of the University of Kentucky with a BS degree in Accounting. He has been a Certified Public Accountant since 1978. Professional affiliations include the American Association of Managing General Agents; the Kentucky Surplus Lines Association; the Kentucky Premium Finance Association; and the Insurance Institute of Kentucky.

     Mr. Owens also serves as a board member of the Christian Appalachian Project and is active in the Lexington Rotary Club, United States Golf Association, Southern Golf Association, Tri-State Golf Association and the Kentucky Golf Association. Our Board of Directors has determined that, if elected, Mr. Owens will be an independent director.

                               ------------------

                                Robert J. Salyers

                                     Age 60

                               ------------------

     ROBERT J. SALYERS. Mr. Salyers practices law with the firm of Salyers, Eiteljorg & Pulice, P.C. in Indianapolis, Indiana. Mr. Salyers served as the Acting General Manager of the Indiana Pacers from 1981 through 1983, and then as President of the Indiana Pacers and Market Square Arena until 1986. Mr. Salyers was a director of Standard Management Corporation from 2001 to 2005. Mr. Salyers has been a director of the Company since 2004.

     Mr. Salyers is a 1968 graduate of Purdue University with a BS degree in Animal Science and a 1973 graduate of the Indiana University Law School. He served in the U.S. Army from 1968 through May of 1970.

     He has served as a member of the board of the Eiteljorg Museum of American Indians and Western Art since 1991 and was Chairman of the Board in 1997 and 1998. He served on the committee that founded the Lutheran High School of Indianapolis. He has served on the mission's board and the board of Christian Education for St. John Lutheran Church and School and has also served on the Board of Directors of the St. John Endowment Fund for Church and School Ministry, Inc.

     Mr. Salyers is a member of the Indiana State Bar Association, Indianapolis Bar Association and the Veterans of Foreign Wars. Our Board of Directors has determined that, if elected, Mr. Salyers will be an independent director.

     Our Board of Directors recommends that you vote FOR the director nominees.

            PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has appointed Crowe Chizek and Company LLC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2007 and is soliciting your ratification of that selection.

     In their role as our independent registered public accounting firm, Crowe Chizek and Company LLC reports on our financial statements.

     Your ratification of the Audit Committee's appointment of Crowe Chizek and Company LLC is not necessary because the Audit Committee of the Board of Directors has sole authority for appointment of our independent registered public accounting firm. However, the Audit Committee of the Board of Directors will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.

     Our Audit Committee recommends a vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

     In making its recommendation for the shareholders of the Company to ratify the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007, the Audit Committee has considered whether services other than audit and audit-related provided by Crowe Chizek and Company LLC are compatible with maintaining the independence of Crowe Chizek and Company LLC.

     A representative of Crowe Chizek and Company LLC may be present at the annual meeting of shareholders of the Company. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.


             OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION


DIRECTORS OF THE COMPANY

     WHO IS ON OUR BOARD OF DIRECTORS?

The directors of the Company are listed in the table below. Each director serves a term of three years and until the election and qualification of his successor. The following directors have been determined to be independent pursuant to the applicable listing standards of the NASDAQ Capital Market: Wendell L. Bernard, Peter G. DePrez, John Eckart, John R. Owens, Wayne C. Ramsey and Robert J. Salyers.

            NAME                 AGE        OFFICE AND BUSINESS EXPERIENCE
            ----                 ---        ------------------------------
Steven R. Abel..................  57    Vice Chairman since May 2004; Chairman
                                        from August 1997 to May 2004; Chief
                                        Executive Officer from June 2000 to July
                                        2003; Interim President from June to
                                        October 2000; President and Treasurer
                                        from March 1997 to August 1997; Chief
                                        Credit Officer of Shelby County Bank
                                        since April, 2005, President and CEO of
                                        Shelby County Bank from July to October
                                        2000; director since March 1997;
                                        Chairman and director of Shelby County
                                        Bank since June 1998 (Term expires
                                        2009); director of Paramount Bank since
                                        November 2003; President and Owner of
                                        Hoosier Appraisal Service, Inc. since
                                        March 2000; licensed real estate
                                        appraiser since 1992.

Wendell L. Bernard..............  62    Director since June 1998 (Term expires
                                        2009); director of Shelby County Bank
                                        since June 1998; Owner and operator of
                                        Bernard Realty, Inc. located in
                                        Shelbyville, Indiana; director and Vice
                                        President of Finance of Williams
                                        Industries, Inc., a manufacturing
                                        company until 1997.

            NAME                 AGE        OFFICE AND BUSINESS EXPERIENCE
            ----                 ---        ------------------------------
Russell Breeden, III............  57    Chairman since May 2004; Director since
                                        September 2002 (Term expires 2009);
                                        Chief Executive Officer since August
                                        2003; President since October 2004;
                                        Chairman of the Executive Committee
                                        since September 2002; director of Shelby
                                        County Bank since September 2002;
                                        Chairman and director of Paramount Bank
                                        since November 2003; President and Vice
                                        Chairman of Harrington Bank (Richmond,
                                        Indiana) from 1999 to 2002; Chairman and
                                        Chief Executive Officer of Community
                                        First Financial Group, Inc. from 1993 to
                                        2001. Raffensperger, Hughes and Co.
                                        Inc., (Indianapolis, Indiana) from 1973
                                        to 1993 serving as President and Chief
                                        Executive Officer from 1990 to 1993.

Peter G. DePrez.................  59    Director since May 1999 (Term expires
                                        2008); director of Shelby County Bank
                                        since January 1999; member of the law
                                        firm of Brown, DePrez and Johnson, PA;
                                        Advisory Board Member of National City
                                        Bank (Shelby County) until 1998;
                                        director and Officer of Shelbyville
                                        Newspapers, Inc. until 1999; director of
                                        Blue River Development Corp.; director
                                        of Shelby County Development Corp.

John Eckart.....................  55    Director since April 2005 (Term expires
                                        2008); Commissioner of the Indiana
                                        Department of Revenue since March 2005;
                                        Chairman of Indiana-American Water
                                        Company from 1997 to 2004.

Wayne C. Ramsey.................  60    Director since September 2002 (Term
                                        expires 2008); director of Paramount
                                        Bank since November 2003; Director of
                                        Shelby County Bank since May 2006; Vice
                                        President of Lynch & Associates,
                                        (Evansville, Indiana) since 2000;
                                        independent investor in banks and
                                        thrifts since 1993.

John R. Owens...................  53    Director since May 2004 (Nominee);
                                        director of Paramount Bank since 1998;
                                        Area President and CEO of RPS/ Equity
                                        Group, a wholly-owned subsidiary of Risk
                                        Placement Services, Inc. since 2001;
                                        President and CEO of Equity Underwriting
                                        Group, Inc., Commonwealth Premium
                                        Finance Corporation and 21st Century
                                        Claims Services from 1990 to 2001;
                                        President and Co-Owner of Equity
                                        Insurance Managers, Inc. from 1990 to
                                        1998; founder of Commonwealth Premium
                                        Finance Corporation in 1991; and founder
                                        of 21st Century Claims Services, Inc. in
                                        1996.

Robert J. Salyers...............  60    Director since May 2004 (Nominee);
                                        Attorney with the firm of Salyers,
                                        Eiteljorg & Pulice, P.C. (Indianapolis,
                                        Indiana) since 1973; Acting General
                                        Manager of the Indiana Pacers from 1981
                                        through 1983; President of the Indiana
                                        Pacers and Market Square Arena until
                                        1986; director of Standard Management
                                        Corporation (Indianapolis, Indiana) from
                                        2001 to 2005; director of Eiteljorg
                                        Museum of American Indians and Western
                                        Art since 1991.

                     COMMITTEE MEMBERSHIP AND MEETINGS HELD

     The Board of Directors had five (5) standing committees in 2006, the Executive Committee, the Audit Committee, the Compensation and Benefits Committee, the Nominating and Corporate Governance Committee and the Investment Committee. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.

                                                 INDEPENDENT
            NAME                    EXECUTIVE     DIRECTORS      AUDIT    COMPENSATION     NOMINATING       INVESTMENT
            ----                    ---------    -----------     -----    ------------     ----------       ----------
Steven R. Abel..................         /
Wendell L. Bernard..............                      /             *
Russell Breeden, III............         *                                                                       *
Peter G. DePrez.................                      *                                         /
Wayne C. Ramsey.................         /            /                         /               *                /
John R. Owens...................                      /             /           *
Robert J. Salyers...............                      /                         /
John Eckart.....................                      /             /                           /
                                    ---------    -----------     -----    ------------     ----------       ----------
No. of Meetings
In Fiscal 2006***...............         -            4            12           2               1                2


------------

/    Member
*    Chairperson
*** The Board held 10 meetings in 2006. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

     EXECUTIVE COMMITTEE

     The Executive Committee is comprised of three (3) directors. When the Board of Directors is not in session, the Executive Committee has all of the power and authority of the Board except under certain circumstances.

     INDEPENDENT DIRECTORS COMMITTEE

     The Independent Directors Committee of the Company is comprised of six (6) independent directors all of whom met the criteria for independence under the applicable NASDAQ listing standards.

     The duties of the Independent Directors Committee include, among others:

   - Review the performance of executive officers.

   - Review of the performance of the Company.

   - Conduct exit interviews at the Company level with management departing for any reason and ensure that similar exit interviews are also conducted by the independent directors at each bank with appropriate information concerning those interviews provided back to the Independent Directors Committee.

   The committee has the right, at the expense of the Company, and without consulting the Company to engage such independent legal, financial or other advisors as it deems appropriate regarding any matters that the committee deems to be in furtherance of its duties.

     AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of three (3) independent directors as that term for audit committee members is defined by the NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. The Chairman of the Audit Committee, Wendell L. Bernard, as well as John
R. Owens and John Eckart, has been deemed by the Board of Directors to be an "audit committee financial expert" (as defined by the SEC) for purposes of fulfilling the duties of the Committee. Pursuant to the provisions of its written charter, the Audit Committee:

     - Examines the activities of the Company's independent registered public accounting firm and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

     - Reviews the Company's accounting policies and the objectivity of its financial reporting.

     - Considers annually the qualifications of the Company's independent registered public accounting firm and the scope of their audit and appoints the Company's independent registered public accounting firm.

     - Receives reports from the internal auditors and reviews the scope of the internal audit program.

     - Reviews the Company's affairs relating to compliance, conflict of interest, ethics and the investigation of misconduct or fraud.

     The Audit Committee Charter, as updated by the Audit Committee and the Board of Directors in March of 2007, details all the duties and responsibilities of the Committee.

     COMPENSATION COMMITTEE

     The Compensation Committee for 2006 was comprised of three (3) directors, all of whom met the criteria for independence under the NASDAQ listing standards. The Compensation Committee does not have a written charter. The Compensation Committee has primary responsibility for:

     - Establishing executive compensation policies and programs.

     - Establishing the base salaries for executive officers.

     - Reviewing the Company's management development and succession planning policies.

     - Administering the Company's stock option plans and employee bonus plan.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee for 2006 was comprised of three (3) directors all of whom met the criteria for independence under the NASDAQ listing standards.

     As specified in a written charter, the duties of the Nominating and Corporate Governance Committee include, among others:

     - Review of the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board of Directors on this matter.

     - Considers as nominees for director qualified persons recommended by directors, management and shareholders and makes recommendations to the Board of Directors on this matter.

     - Considers and advises the Board of Directors on matters relating to the affairs or governance of the Company as requested by the Board of Directors.

     - The Nominating and Corporate Governance Committee considers proposals from shareholders for any new business.

     Written recommendations for director nominees and proposals for any new business should be delivered to the Secretary, Blue River Bancshares, Inc., 29 East Washington Street, Shelbyville, Indiana 46176. Any shareholder desiring to make a nomination for director or a proposal for any new business must notify the Secretary of the Company 120 days prior to the meeting. Notification must include certain information detailed in the Company's Articles of Incorporation.

     The Nominating and Corporate Governance Committee may identify director nominees through a combination of referrals, including by management, existing board members, security holders, direct solicitations and from outside search firms if warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the committee believes it to be appropriate, the members may meet with the proposed nominee before making a final determination on the recommendation to the Board.

     The Nominating and Corporate Governance Committee received no security holder recommendations for nomination to the Board of Directors in connection with the 2006 annual meeting of shareholders. The two (2) director nominees are incumbent directors standing for re-election.

     INVESTMENT COMMITTEE

     The Investment Committee for 2006 was comprised of two (2) directors.

     The duties of the Investment Committee include, among others:

     - Examines the investment activities with regard to the investment policy including regulatory requirements and guidelines, valuation, management and board reporting.

     - Reviews and monitors changes in the investment portfolio to establish the overall integrity of the policy, procedures and performance.

     - Periodically reviews levels of acceptable or limits on exposure considering security by type, maturity, income, liquidity and interest rate risk levels.

     DIRECTORS ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS

     All directors of the Company are encouraged to attend the annual meeting of the shareholders and the annual meeting of the Board of Directors of the Company. In 2006, all of the directors of the Company were in attendance at the annual shareholders meeting.

     CODE OF CONDUCT AND ETHICS

     The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or controller or persons performing similar functions.

     AVAILABILITY OF COMMITTEE CHARTERS AND CORPORATE GOVERNANCE DOCUMENTS

     The charters for the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors as well as the Employees, Officers and Directors Code of Ethics and the Senior Officers Code of Ethics may be viewed under the "Corporate Governance" link on the Company's website at www.blueriverbancshares.com. Any amendment to, or waiver from, a provision of the Code of Ethics also will be made available on the Company's website.

     SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

     Any shareholder who desires to contact the Board of Directors or any member of the Board of Directors may do so in writing. Communication should be addressed to the "Board of Directors", Attn: Secretary, Blue River Bancshares, Inc., 29 E. Washington Street, Shelbyville, Indiana 46176. Communications received are distributed to the Chairman of the Board or the other members of the Board as appropriate, depending on the facts and circumstances outlined in the communications. If any complaints regarding accounting, internal accounting controls and auditing matters need to be communicated, then the shareholder should contact the Chairman of the Audit Committee at: Audit Committee, Blue River Bancshares, P. O. Box 585, Shelbyville, Indiana 46176. This address can be accessed only by the Internal Auditor and all correspondence will be forwarded to the Chairman of the Audit Committee for review.

     HOW MUCH WERE OUR DIRECTORS PAID IN 2006?

     The following table sets forth the annual compensation of our directors for 2006.


                              DIRECTOR COMPENSATION


---------------------------------------------------------------------
                           Fees Earned
                               or
                             Paid in        All Other
                              Cash        Compensation      Total
          Name                 ($)             ($)           ($)
---------------------------------------------------------------------
Steven R. Abel              $  -            $49,070       $49,070(1)
---------------------------------------------------------------------
Wendell L. Bernard           20,400           4,345        24,745(2)
---------------------------------------------------------------------
Peter G. DePrez              14,400           4,654        19,054(3)
---------------------------------------------------------------------
John Eckart                   9,600            -            9,600
---------------------------------------------------------------------
Wayne C. Ramsey              12,000            -           12,000
---------------------------------------------------------------------
John R. Owens                 9,600            -            9,600
---------------------------------------------------------------------
Robert J. Salyers             7,200            -            7,200
---------------------------------------------------------------------

(1) Includes an annual salary of $39,000 and $10,070 in insurance premiums.
(2) Includes $4,345 in net insurance premiums.
(3) Includes $4,654 in net insurance premiums.


     A director who is an officer or employee of the Company or its subsidiaries is not compensated for serving on the Board of Directors or its committees unless that director is not compensated by the Company or a subsidiary for their service as an officer or employee of the Company or subsidiary. Non-employee directors and non-compensated employee directors may receive:

     - $600 per month for directors of the Company,

     - $600 per month for directors of Shelby County Bank,

     - $500 per month for directors of Paramount Bank,

     - $500 per month for chairing the Audit Committee,

     - $200 per month for non-chairperson member of the Audit Committee,

     - $200 per month for chairing a committee at Shelby County Bank,

     - $300 per month for chairing a committee at Paramount Bank,

     - $100 per month for directors of Paramount Bank's loan committee

     - $32,218 in total net amount of health, life and disability insurance premiums paid for directors Abel, Bernard, DePrez and Breeden, and

     - grant of nonqualified stock options.

     The 2004 Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options. The 2004 Stock Option Plan provides for the award of stock options to officers, key employees and members of the Board of Directors of the Company and its subsidiaries. The exercise price per share for all options granted under the 2004 Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2004 Stock Option Plan after May 13, 2014. The 2004 Stock Option Plan was approved by the shareholders of the Company. The Compensation Committee administers the 2004 Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The 2000 Directors' Stock Option Plan. The Board of Directors of the Company adopted, with the approval of shareholders, a nonqualified stock option plan which provides for the grant of nonqualified stock options to those individuals who serve as directors of the Company or any of its subsidiaries, including Shelby County Bank. Nonqualified stock options were granted to directors previously under the 1997 Directors' Stock Option Plan.

     The 2000 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $8.27 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, options for 30,000 shares of common stock are outstanding under the 2000 Directors' Stock Option Plan. Options granted under the 2000 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted,
(ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. Because the 2004 Plan was approved by the shareholders, no additional options will be granted under the 2000 Director's Stock option Plan.

     The 1997 Directors' Stock Option Plan. The 1997 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $12.00 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, options for 58,950 shares of common stock are outstanding under the 1997 Directors' Stock Option Plan. Options granted under the 1997 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No additional options will be granted under the 1997 Directors' Stock Option Plan.

EXECUTIVE OFFICERS OF THE COMPANY

      WHO ARE OUR EXECUTIVE OFFICERS?

             NAME                AGE        OFFICE AND BUSINESS EXPERIENCE
             ----                ---        ------------------------------
Russell Breeden, III............  57    See Mr. Breeden's biography on page 7.

Randy J. Collier................  46    Executive Vice President since October
                                        2002; Director of Shelby County Bank
                                        since February 2005; President of Shelby
                                        County Bank since October 2004; Chief
                                        Credit Officer of Shelby County Bank
                                        from October 2002 to April 2005;
                                        Executive Vice President of Shelby
                                        County Bank from October 2002 to October
                                        2004; Senior Lender, Key Bank
                                        (Indianapolis, Indiana); President,
                                        Harrington Bank (Indianapolis, Indiana);
                                        Multiple lending functions with National
                                        City, Merchants National Bank and
                                        American Fletcher National Bank
                                        (Indianapolis, Indiana); Bachelor of
                                        Science, Indiana University.

Patrice M. Lima.................  52    Vice President and Controller since July
                                        2002; Senior Vice President and Chief
                                        Financial Officer of Shelby County Bank
                                        since July 2002; Vice President and
                                        Controller of Shelby County Bank from
                                        January 2000 to July 2002; Vice
                                        President & Controller, Libertyville
                                        Bank & Trust Corp. (Libertyville,
                                        Illinois); Senior Accounting, Management
                                        & Operational management positions,
                                        First Colonial Bank Northwest (Niles,
                                        Illinois); Bachelor of Arts, Magna cum
                                        laude, Florida Atlantic University.

     HOW ARE OUR EXECUTIVE OFFICERS PAID?


                           SUMMARY COMPENSATION TABLE

                                                                       OPTION      ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR    SALARY     BONUS    AWARDS     COMPENSATION      TOTAL
---------------------------                ----    ------     -----    ------     ------------      -----
Russell Breeden, III
Chairman, Chief Executive Officer
and President                              2006   $200,109   $ 4,000   $ -        $  21,313(1)     $225,442

Randy J. Collier,
Executive Vice President                   2006    158,817    68,203    2,236        20,443(2)      249,699

Patrice M. Lima,
Vice President, Controller                 2006     84,077    15,212     -            8,376(3)      107,665

--------------
         Notes to Summary Compensation Table:

         These were our most highly paid executive officers in 2006. These officers are referred to in this proxy statement as our "Named Executive Officers."

    1.  Russell Breeden, III

    2.  Randy J. Collier

    3.  Patrice M. Lima

(1) Includes $13,149 in insurance premiums and $8,164 in 401(k) employer matching contributions.

(2) Includes $14,090 in insurance premiums and $6,353 in 401(k) employer matching contributions.

(3) Includes $5,013 in insurance premiums and $3,363 in 401(k) employer matching contributions.

     Change in Control Agreement with Named Executive Officer. The Board of Directors of the Company and Shelby County Bank have also approved a change in control agreement with Randy J. Collier, which provides that Mr. Collier will be provided with a two year employment term following a change in control. This agreement will not be effective until a change in control of the Company occurs. As of the date of this proxy statement, no event has occurred which would qualify as a change in control of the Company as defined in this agreement. Following a change in control, Mr. Collier will receive a stated minimum salary during the term of his employment. The change in control agreement also provides among other things, for participation in other fringe benefits and benefit plans available to executive officers of the Company. Mr. Collier may terminate his employment upon three months written notice to the Company if his position changes or the location of the Company offices are moved more than thirty-five miles from its current location. The Company could discharge Mr. Collier if he becomes disabled, if he dies or "for cause" (as defined in the change in control agreement). If Mr. Collier terminates his employment as described in the change in control agreement, Mr. Collier will receive his remaining aggregate cash compensation for the term of the change in control agreement in a single lump sum. If the Company terminates Mr. Collier's employment due to a disability, Mr. Collier will continue to receive his salary for the remainder of the term of the change in control agreement. If the Company terminates Mr. Collier's employment "for cause" (as defined in the change in control agreement), Mr. Collier will not receive any additional payments following the date of his termination. If Mr. Collier's employment is terminated due to his death, his beneficiary will receive payment for the remainder of the term equal to 50% of his salary. The change in control agreement also contains non-disclosure, non-solicitation and non-competition restrictions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


              ------------------------------------------------------------------------------------------------
                                                                 Option Awards
              ------------------------------------------------------------------------------------------------
                   Name
                                                                Equity Incentive
                                                                  Plan Awards:
                                    Number of      Number of        Number of
                                    Securities     Securities      Securities
                                    Underlying     Underlying      Underlying
                                   Unexercised    Unexercised      Unexercised     Option
                                     Options        Options         Unearned      Exercise         Option
                                       (#)            (#)            Options       Price         Expiration
                                   Exercisable   Unexercisable         (#)          ($)             Date
              ------------------------------------------------------------------------------------------------

              Randy J. Collier        17,500           -               -            $4.75         10/04/12
              ------------------------------------------------------------------------------------------------
              Randy J. Collier         3,000          2,000            -             6.00          6/22/14
              ------------------------------------------------------------------------------------------------
              Randy J. Collier         1,600          2,400            -             5.34          3/22/15
              ------------------------------------------------------------------------------------------------
              Randy J. Collier         2,000          8,000            -             5.25          1/24/16
              ------------------------------------------------------------------------------------------------
              Patrice M. Lima          5,000           -               -             5.25          5/31/12
              ------------------------------------------------------------------------------------------------
              Patrice M. Lima            300            200            -             6.00          6/22/14
              ------------------------------------------------------------------------------------------------

     2004 Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options. The 2004 Stock Option Plan provides for the award of stock options to officers, key employees and members of the Board of Directors of the Company and its subsidiaries. The exercise price per share for all options granted under the 2004 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2004 Stock Option Plan after May 13, 2014. The 2004 Stock Option Plan was approved by the shareholders of the Company. The Compensation Committee administers the 2004 Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The maximum number of shares to be delivered upon exercise of all options granted under the 2004 Stock Option Plan will not exceed seven percent of the outstanding shares of the Company, from time to time less the number of shares covered by outstanding or exercised options under the 1997 Key Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 1997 Directors' Stock Option Plan or the 2000 Directors' Stock Option Plan. As of the date of this proxy statement, 22,051 shares of common stock of the Company are available for future stock option grants under the 2004 Stock Option Plan.

     2002 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options. The 2002 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 2002 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2002 Employee Stock Option Plan after March 25, 2012. The 2002 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options may be granted under the 2002 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2002 Employee Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The maximum number of shares to be issued under the 2002 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 2000 and 1997 Employee Stock Option Plans. As of this proxy statement, a total of 59,000 shares of common stock are outstanding under the 2002 Employee Stock Option Plan. As of the date of this proxy statement, options for 25,000 shares are available for future stock option grants under the 2002 Employee Stock Option Plans.

     2000 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options. The 2000 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 2000 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2000 Employee Stock Option Plan after March 27, 2010. The 2000 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options may be granted under the 2000 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2000 Employee Stock Option Plan.

     Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     The maximum number of shares to be issued under the 2000 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 1997 Employee Stock Option Plan. As of this proxy statement, a total of 15,000 shares of common stock are outstanding under the 2000 Employee Stock Option Plan.

     1997 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provided for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "1997 Employee Stock Option Plan"). The 1997 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 1997 Employee Stock Option Plan will not be less than the greater of $12.00 per share or the fair market value of a share on the date of grant. No option will be granted under the 1997 Employee Stock Option Plan after August 27, 2007. The 1997 Employee Stock Option Plan was approved by the shareholders of the Company.

     Options were granted under the 1997 Employee Stock Option Plan only to officers and other key employees in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 1997 Employee Stock Option Plan.

     Options are exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

     A total of 50,000 shares of common stock were reserved for issuance under the 1997 Employee Stock Option Plan. As of the date of this proxy statement, options for 500 shares of common stock are outstanding under the 1997 Employee Stock Option Plan.

     Savings Plan. The Blue River Bancshares, Inc. 401(k) Profit Sharing Plan (the "Savings Plan") is a qualified salary reduction plan within the meaning of
Section 401(k) of the Code. Under the Savings Plan, all regular employees of the Company and its affiliates are eligible participants under the Savings Plan on the next plan entry date (as defined in the Savings Plan). An employee who has satisfied this eligibility requirement may participate in the Savings Plan by directing his or her employer to make before-tax salary reduction contributions to the Savings Plan. Contributions may be directed in any integral percentage between 1% and 15% of the employee's basic compensation (as defined in the Savings Plan) subject to an annual dollar limitation under the Code (currently $15,000). Before-tax salary reduction contributions are fully vested at all times and are invested by participants in investment funds made available by Shelby County Bank, the trustee of the Savings Plan.

     The Company may also make contributions to the Savings Plan, as determined in its sole discretion. If the Company elects to do so, it will contribute a percentage of the compensation deferrals the participants made that year. Further, the Company, in its discretion, may make a profit sharing contribution to the Savings Plan irrespective of whether the Company has any current or accumulated net profits. Prior to the retirement or death or disability of a participant, the amount of the matching contribution account and profit sharing contribution account that will be vested and payable to each participant upon termination of employment will be determined according to the following schedule:


                 YEARS OF SERVICE                  PERCENTAGE VESTED AND PAYABLE
                 ----------------                  -----------------------------
         Less than 1....................                         0%
         1 .............................                        20%
         2 .............................                        40%
         3 .............................                        60%
         4 .............................                        80%
         5 or more......................                       100%


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     WHO DETERMINES HOW MUCH THE EXECUTIVE OFFICERS ARE PAID?

     The Compensation Committee establishes and oversees the Company's executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

     In 2006, our Compensation Committee was comprised of three (3) directors who are independent, as that term is defined by the NASDAQ listing standards. Compensation for each executive officer is determined by the Compensation Committee under the process described in this report.

     WHAT ARE OUR GOALS, POLICIES, AND OBJECTIVES?

     The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

     Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity. Equity based opportunities are provided on a long-term basis under the Company's 2002 Key Employees' Stock Option Plan and 2004 Stock Option Plan.

     The Compensation Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes.

     Annually the Compensation Committee reviews actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

     Each year the Compensation Committee reviews business results and the individual performance of each executive officer and determines cash bonus payments.

     Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders.

This Report by:

John Robert Owens, Chairman
Wayne C. Ramsey
Robert J. Salyers

REPORT OF THE AUDIT COMMITTEE

     WHY ARE WE RECEIVING THIS REPORT?

     This report is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter of the Audit Committee on May 23, 2000. The charter has been updated annually. During the year ended December 31, 2006, there were no material changes to the current charter.

     WHO ARE THE MEMBERS OF THE AUDIT COMMITTEE?

     In 2006, the Audit Committee was comprised of three (3) members of the Board of Directors of the Company. All of the members of the Audit Committee were independent as that term is defined by the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934.

     HAS THE AUDIT COMMITTEE REVIEWED THE COMPANY FINANCIAL STATEMENTS?

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006 and the footnotes thereto with management and the independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standard No. 61, as amended, relating to the independence of the auditors from the Company.

     The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures of and the letter from the auditors to the Company concerning the auditors' independence as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by Crowe Chizek and Company LLC were compatible with their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 to be filed with the Securities and Exchange Commission.

This Report by:

Wendell L. Bernard, Chairman
John Eckart
John Robert Owens

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2006 AND 2005

     The following table sets forth the aggregate fees billed by Crowe Chizek and Company LLC for 2006 and 2005 for audit services rendered in connection with the consolidated financial statements and reports for fiscal year 2006 and 2005, and for other services rendered during fiscal year 2006 and fiscal year 2005 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the
Company:

                                  Fiscal 2006        Fiscal 2005
         Audit Fees                 $ 78,700          $ 77,135
         Audit Related Fees            4,590             7,310
         Tax Fees                     33,210            15,160
         All Other Fees                3,975            18,000
                                    --------          --------

         Total Fees                 $120,475          $117,605
                                    --------          --------


     Audit Fees consist of fees billed or expected to be billed for professional services rendered for (i) the audit of the Company's consolidated financial statements, (ii) the review of interim condensed consolidated financial statements included in quarterly reports, (iii) the services that are, or were, normally provided by Crowe Chizek and Company LLC in connection with the statutory and regulatory filings or engagements, and (iv) the attest services, except those not required by statute or regulation.

     Audit-Related Fees consist of fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees".

     Tax fees consist of fees billed to the Company for professional services rendered for tax compliance, preparation and other tax services. Tax compliance and preparation fees consists of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning and for preparation of income tax returns.

     All other fees consist of fees for all other services other than those reported above.

     All of the fees and services described above under "audit fees", "audit-related fees" and "all other fees" were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for pre-approval of services provided by the Company's independent registered public accounting firm. Under the policy, pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.

     In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the Company's independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at its next scheduled meeting.


SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

     The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of April 16, 2007 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's common stock; (ii) each of the Company's directors, nominees and the Named Executive Officers; and (iii) all current directors and executive officers as a group.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Percent of
                  Name                       Number of Shares Owned(1)       Right to Acquire(2)     Outstanding Shares(3)
----------------------------------------------------------------------------------------------------------------------------
Steven R. Abel(4)                                            21,831                    27,400                      1.40
----------------------------------------------------------------------------------------------------------------------------

Wendell L. Bernard(5)                                        12,500                     2,400                       .42
----------------------------------------------------------------------------------------------------------------------------

Russell Breeden, III(6) (7)                                 508,371(8)                      0                     14.50
----------------------------------------------------------------------------------------------------------------------------

Peter G. DePrez                                              33,755                     1,000                       .99
----------------------------------------------------------------------------------------------------------------------------

Wayne C. Ramsey(6) (9)                                      215,411(15)                     0                      6.14
----------------------------------------------------------------------------------------------------------------------------

L. Gene Tanner(6) (10)                                      119,040                         0                      3.39
----------------------------------------------------------------------------------------------------------------------------

John R. Owens                                                10,000                     2,400                       .35
----------------------------------------------------------------------------------------------------------------------------

Robert J. Salyers(11)                                        12,684                     2,400                       .43
----------------------------------------------------------------------------------------------------------------------------

Randy J. Collier                                              2,000                    29,900                       .91
----------------------------------------------------------------------------------------------------------------------------

Patrice Lima                                                  1,000                     5,600                       .19
----------------------------------------------------------------------------------------------------------------------------

John Eckart(12)                                              10,000                     1,800                       .34
----------------------------------------------------------------------------------------------------------------------------

Directors and Executive Officers as a
group (12 persons including those
listed above) (13)                                          947,092                    78,000                     29.23
----------------------------------------------------------------------------------------------------------------------------

Russell Breeden, III, Wayne C
Ramsey and L. Gene Tanner as a
group(14)                                                   842,822                         0                     24.03
----------------------------------------------------------------------------------------------------------------------------

(1) Includes shares for which the named person has sole voting and investment power, or has shared voting and investment power with a spouse or child. Excludes shares that are restricted stock holdings, or may be acquired through stock option exercises.
(2) Shares that can be acquired by executive officers and directors through stock options exercisable within sixty days of the date of this proxy statement.
(3) Percentage calculated by combining the number of shares owned with the number of shares that can be acquired.
(4) Mr. Abel holds 4,688 shares jointly with his spouse. Mr. Abel's spouse holds 5,198 shares individually.
(5) Mr. Bernard holds 5,500 shares jointly with his spouse. Mr. Bernard holds 7,000 shares in the name of Bernard Realty Inc.
(6)  Based upon information provided by such person to the Company and in a
     Schedule 13D filed with the Securities and Exchange Commission on November 17, 2003. Included as reporting persons in the filing are Russell Breeden III, Wayne C. Ramsey and L. Gene Tanner. The reporting persons have sole power to vote and dispose of an aggregate of 842,822 shares.
(7) Mr. Breeden's business address is 20 North Meridian Street, Suite 800A, Indianapolis, Indiana 46204.
(8) Includes 61,000 shares held by Mr. Breeden's spouse and 7,200 shares held by Mr. Breeden's children.
(9) Mr. Ramsey's business address is Lynch & Associates, 10644 Newburgh Road, Newburgh, Indiana 47630.
(10) Mr. Tanner's business address is NatCity Investments, 251 North Illinois Street, Indianapolis, Indiana 46204.
(11) Mr. Salyers holds 3,290 in a SEP IRA and 9,026 shares jointly with his spouse. Mr. Salyers' wife holds 368 shares individually.
(12) Mr. Eckart's business address is 100 N. Senate Avenue, Room N-248, Indianapolis, Indiana 46204.
(13) Includes shares held by Mr. Tanner.
(14) Based solely upon information provided by such persons to the Company and in a Schedule 13D filed with the Securities and Exchange Commission on September 20, 2002, Messrs. Breeden, Ramsey and Tanner are deemed to be a "group" under Section 13(d) of the Securities Exchange Act of 1934.
(15) Includes 40,083 shares held individually by Mr. Ramsey's wife.

     SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Based solely upon the Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) during 2006 and Forms 5 and amendments thereto furnished to the Company with respect to 2006, the Company does not believe that any director, executive officer or person who holds more than 10% of our capital stock failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during 2006.

RELATED PARTY TRANSACTIONS

     Certain Relationships and Related Transactions. It is anticipated that the directors and officers of the Company and its subsidiary banks and the companies with which they are associated will have banking and other transactions with the Company and its subsidiary banks in the ordinary course of business. It is the policy of Shelby County Bank and Paramount Bank that any loans and commitments to lend to such affiliated persons or entities included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, and will not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the bank. Applicable law and the policy of Shelby County Bank and Paramount Bank generally require that transactions between the Company or either bank, and any officer, director, principal shareholder or other affiliate of the Company or either bank will be on terms no less favorable to the Company or the bank than could be obtained on an arm's-length basis from unaffiliated independent third parties.

     Our Audit Committee Charter requires that the Audit Committee review and approve all related party transactions. The following table illustrates the expense of products and services provided to the Company in 2006 from businesses with ownership interests by directors or executive officers.


                                                                 Expense paid       Service or
Director or Executive Officer              Company              By the Company      Product Provided
-------------------------------------------------------------------------------------------------------
Peter G. DePrez                  Brown, DePrez & Johnson            $13,000         Legal
Steven R. Abel                   Hoosier Appraisal Services          32,000         Appraisal

PROXY                                                                      PROXY

                           BLUE RIVER BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2007


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Wayne C. Ramsey and Wendell L. Bernard, or either of them, as proxies of the undersigned, each with full power of substitution, to represent and to vote, as indicated below, all shares of common stock of Blue River Bancshares, Inc. ("Blue River") which the undersigned is entitled to vote at the 2007 Annual Meeting of Shareholders of Blue River and at any and all adjournments or postponements thereof (the "Shareholders Meeting"), upon the following matters:

1. ELECTION OF DIRECTORS. The election of John Robert Owens and Robert J. Salyers as directors for a term of three years.

     [ ] FOR        [ ] WITHHOLD

INSTRUCTION: To withhold authority to vote for any of the nominees write that nominee's name in the space provided below.

--------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for the fiscal year 2007.

     [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


3. OTHER MATTERS. In their discretion, on such other matters as may properly come before the annual meeting.


                           PLEASE SIGN ON REVERSE SIDE

                           (CONTINUED FROM OTHER SIDE)


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2007. ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.



DATED: ____________________, 2007
                                             -----------------------------------
                                                  (Signature of Shareholder)




                                             -----------------------------------
                                                  (Signature of Shareholder)

                                             Please sign exactly as your name
                                             appears on your stock certificate
                                             and on the label placed to the
                                             left. Joint owners should each sign
                                             personally. Trustees, guardians,
                                             executors and others signing in a
                                             representative capacity should
                                             indicate the capacity in which they
                                             sign.